Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments (Unaudited) December 31, 2024

Investments — 97.22% Private Investments — 57.38%	Acquisition Date	Shares	Cost	Fair Value	Footnotes
Non-Listed Business Development Companies — 49.31%
Ares Strategic Income Fund Class I	8/1/2024	291,545	$8,000,000	$8,040,816	[1,2,3]
MSD Investment Corp.	9/18/2024	117,294	2,846,717	2,823,258	[1,2,3]
Vista Credit Strategic Lending Corp.	11/6/2024	152,749	3,000,000	3,000,000	[1,2,3]
Total Non-Listed Business Development Companies			13,846,717	13,864,074

Investment Partnerships (Special Purpose Vehicle) — 1.78%
ASPF Beagle Co-Investment (Non-US), L.P.	10/7/2024	N/A	500,000	500,000	*,1,2,3

Direct Loans — 6.29%	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
KNPC HoldCo	Term Loan	10.27%	SOFR	585	10/22/2029	$1,000,000	$990,119	$990,000	[6,7,8,9]
Pediatric Home Services	Revolver	9.78%	SOFR	550	12/23/2030	83,333	13,125	13,125	[4,6,7,8,10]
Pediatric Home Services	Delayed Draw	1.00%	SOFR	550	12/23/2030	150,000	(187)	(187)	[4,5,6,7,8,10]
Pediatric Home Services	Term Loan	9.78%	SOFR	550	12/23/2030	766,667	764,756	764,750	[6,7,8,10]
Total Direct Loans							1,767,813	1,767,688
Total Private Investments							16,114,530	16,131,762

Short-Term Investments — 39.84%
Fidelity Investments Money Market Treasury Portfolio - Class I, 4.27%						11,199,765	11,199,765	11,199,765	[11]

Total Investments — 97.22%							$27,314,295	$27,331,527
Other assets in excess of liabilities — 2.78%								782,972
Net Assets — 100.00%								28,114,499

SOFR — Secured Overnight Financing Rate (Rate was 4.49% at December 31, 2024)

*	Investment is non-income producing.
[1]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[2]	Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of December 31, 2024 was $14,364,074, or 51.09% of net assets.
[3]	Investment valued using net asset value per share as practical expedient.
[4]	Investment has unfunded position. For private credit investments, unamortized fees are classified as unearned income which reduces cost basis and may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an undrawn commitment fee.
[5]	Unfunded position. Interest reflects the unfunded commitment fee rate.
[6]	Fair value was determined using significant unobservable inputs.
[7]	Investment is generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. Investment is a Level 3 asset unless otherwise indicated.
[8]	Senior secured debt investment.
[9]	Interest Rate on funded balance is subject to a floor of 1.00%.
[10]	Interest Rate on funded balance is subject to a floor of 0.75%.
[11]	The rate is the annualized seven-day yield at reporting period end.

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Schedule of Investments December 31, 2024 (Unaudited)

1. Valuation of Investments

The valuation of the Fund’s investments is performed as of each Determination Date in accordance with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). The Board has approved the Adviser’s valuation procedures for the Fund (“Valuation Policy”) and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser (in this capacity, the “Valuation Designee”), subject to the oversight of the Board. The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

The Valuation Designee utilizes the resources and personnel of the Sub-Adviser, in carrying out its responsibilities. The Sub-Adviser assists the Valuation Designee in determining the fair value of Fund investments and provides regular reports to the Valuation Designee. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

For securities or investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Valuation Designee does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

For investments that are not publicly traded or for which market quotations are not readily available, the fair value is determined in good faith pursuant to Rule 2a-5 under the Investment Company Act and ASC 820. The Valuation Policy governs the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations will involve significant professional judgement by the Valuation Designee in the application of both observable and unobservable inputs.

If a quoted market price is not available or not deemed to be indicative of fair value, the Valuation Designee may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. Broker quotes are typically received from established market participants. Although independently received, the Valuation Designee does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such investments using a variety of valuation techniques. For debt investments, the Valuation Designee, in consultation with the Sub-Adviser and support of a third party vendor generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the investment relative to risk of the company and the specific investment.

In determining the estimated fair value of performing private credit or debt-like securities for which there is no actively traded market, the estimate of fair value will consider such factors as the current market environment relative to that of the investment held, the tenor of maturity date of the investment, the operating performance of the issuer, the concern for maintaining any covenant levels embedded in the instrument, the ability of the issuer to call the security (and the associated redemption price), market interest rate spreads and the general overall credit quality of the security over the life of the investment.

Defaulted private credit investments are valued using several methods including the following: discounting the expected cash flows of the investment; valuing the net assets of the company; reviewing comparable precedent transactions involving similar companies; and using a performance multiple or market-based approach. As of December 31, 2024, none of the Company’s investments in the consolidated financial statements have defaulted or are on non-accrual status.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Schedule of Investments December 31, 2024 (Unaudited)

For defaulted private credit investments, in determining the discounted cash flow valuation, the Valuation Designee relies on the analysis performed by the Sub-Adviser with the support of the third-party pricing vendor expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund’s investments. These securities are categorized as Level 3 of the fair value hierarchy.

Ordinarily, the fair value of the Fund’s investment in a private investment fund is based on the latest net asset value of the investment reported by its Portfolio Fund Manager. The Sub-Adviser initially and periodically reviews each Portfolio Fund Manager’s valuation methods, techniques, inputs and assumptions, to ensure that appropriate fair value methodologies are consistently applied to Fund investments and that such methodologies are consistent with ASC 820. The Valuation Designee initially reviewed and periodically reviews the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee utilizes the services of a third-party vendor in monitoring and validating the pricing of Fund investments.

If the Valuation Designee determines that the most recent net asset value reported for a private investment fund by the Portfolio Fund Manager does not represent fair value or if the Portfolio Fund Manager fails to report a net asset value to the Fund, a fair value determination will be made by the Valuation Designee in accordance with the Valuation Policy. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its Portfolio Fund Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and incentive fees (carried interest) payable pursuant to the respective organizational documents of the private investment fund.

Short-term investments are highly liquid instruments with low risk of loss and recorded at net asset value per share, which approximates fair value.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the securities existed and the differences could be material. Investment transactions are recorded as of the trade date for financial reporting purposes.

2. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short- term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined using models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Schedule of Investments December 31, 2024 (Unaudited)

In accordance with ASC 820, portfolio investments fair valued using net asset value (“NAV”) or adjusted NAV (or its equivalent), adjusted for cash flows, as a practical expedient are not included in the fair value hierarchy. As such, investments in private investment funds with a fair value of $14,364,074 are excluded from the fair value hierarchy as of December 31, 2024.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's investments classified by fair value hierarchy as of December 31, 2024:

	Level 1	Level 2	Level 3	Investments Valued at Practical Expedient*	Total
Direct Loans	$—	$—	$1,767,688	$—	$1,767,688
Investment Partnerships (Special Purpose Vehicle)				500,000	500,000
Non-Listed Business Development Companies	—	—	—	13,864,074	13,864,074
Short-Term Investments	11,199,765	—	—	—	11,199,765
Total Investments	$11,199,765	$—	$1,767,688	$14,364,074	$27,331,527

*	Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a Practical Expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.